                                                                     EXHIBIT 4.2

                                TERMS SUPPLEMENT
                                     TO THE
                               INDENTURE OF TRUST
                          Dated as of ________ 1, 1999,

                                  by and among

                      STUDENT LOAN FUNDING 1999-A/B TRUST,
                          A Delaware common law trust,

                       FIRSTAR BANK, NATIONAL ASSOCIATION,
         not in its individual capacity, but solely as co-owner eligible lender trustee for the benefit of
                      Student Loan Funding 1999-A/B Trust,

                                       and

                       FIRSTAR BANK, NATIONAL ASSOCIATION,
                              as Indenture Trustee,

                          Dated as of ________ 1, 1999

                                    Securing

                     STUDENT LOAN SENIOR ASSET-BACKED NOTES,
                                 SERIES 1999A-1
                                  (LIBOR RATE),

                     STUDENT LOAN SENIOR ASSET-BACKED NOTES,
                                 SERIES 1999A-2
                                  (LIBOR RATE)
                                       and
                  STUDENT LOAN SUBORDINATE ASSET-BACKED NOTES,
                                 SERIES 1999B-1
                                  (LIBOR RATE)

                                       OF

                       STUDENT LOAN FUNDING 1999-A/B TRUST

                                TABLE OF CONTENTS


                                                                                               Page

                                    ARTICLE I
                                   Definitions
                                   -----------

                                   ARTICLE II
                  Authorization, Terms and Provisions of Notes
                  --------------------------------------------

SECTION 2.01  Authorization of Notes; Notes to Constitute Special Obligations..................10

SECTION 2.02  Terms of Notes...................................................................10

SECTION 2.03  Determination of Series Interest Rates on the Notes..............................13
                  SECTION 2.03.1  Determination of the Series Interest Rate on the Notes.......13
                  SECTION 2.03.2  Carryover Interest...........................................14
                  SECTION 2.03.3  Additional Provisions Regarding Series Interest Rate.........15

SECTION 2.04  Forms of Notes and Instructions for Payment......................................15

                                     ARTICLE
                             Redemption of the Notes
                             -----------------------

SECTION 3.01  Redemption of Notes in General...................................................17

SECTION 3.02  Auction of Financed Student Loans; Redemption of Outstanding Notes from
       Auction Proceeds prior to the Legal Final Maturity......................................17

SECTION 3.03  Optional Redemption of Notes prior to the Legal Final Maturity...................18

                                   ARTICLE IV
   Disposition of Proceeds of the Notes; Collection Account; Acquisition Fund
   --------------------------------------------------------------------------

SECTION 4.01  Disposition of Proceeds of the Notes.............................................19

SECTION 4.02  Disposition of Collection Account................................................19

                                    ARTICLE V
                                  Miscellaneous
                                  -------------

SECTION 5.01  Execution and Delivery of this Terms Supplement..................................23

SECTION 5.02.  Effect of Terms Supplement on Indenture.........................................23

SECTION 5.03  Execution of Counterparts........................................................23




SECTION 5.04.  Governing Law...................................................................23


SCHEDULE I TERMS OF SENIOR NOTES; TERMS OF SUBORDINATE NOTES

EXHIBIT A         DISTRIBUTION STATEMENT
EXHIBIT B         FORM OF SENIOR LIBOR FLOATING RATE NOTE
EXHIBIT C         FORM OF SUBORDINATE NOTE
EXHIBIT D         INSTRUCTION FOR PAYMENT OF INTEREST

                                TERMS SUPPLEMENT


         THIS TERMS SUPPLEMENT, dated as of ________ 1, 1999 (this "Terms Supplement"), by and among STUDENT LOAN FUNDING 1999-A/B TRUST, a common law (as opposed to statutory) trust created under the laws of the State of Delaware (the "Issuer"), by FIRSTAR BANK, NATIONAL ASSOCIATION, a national banking association duly organized and existing under the laws of the United States, having its principal corporate trust office in Cincinnati, Ohio, not in its individual capacity, but solely as Co-Owner Trustee of the Issuer (the "Co-Owner Trustee"), FIRSTAR BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely in its capacity as the initial eligible lender trustee holding title to the Financed Student Loans on behalf of the Issuer (the "Initial Co-Owner Eligible Lender Trustee"), and FIRSTAR BANK, NATIONAL ASSOCIATION, a national banking association duly organized and existing under the laws of the United States, having its principal corporate trust office in Cincinnati, Ohio (the "Indenture Trustee"), as Indenture Trustee under that certain Indenture of Trust, dated as of ________ 1, 1999 (as hereafter amended and supplemented by Supplemental Indentures, the "Base Indenture"), among the Issuer, the Initial Co-Owner Eligible Lender Trustee and the Indenture Trustee, amends and supplements the Base Indenture (as amended and supplemented by this Terms Supplement, the "Indenture"). Words and terms used as defined words and terms herein and not otherwise defined herein shall have the meanings given them in the Base Indenture. (References to the name "Student Loan Funding 1999-A/B Trust" or to the term "Issuer" in this Terms Supplement, including the Schedules and Exhibits attached hereto and made a part hereof, shall mean the Co-Owner Trustee, not in its individual capacity, but solely as Co-Owner Trustee of the Issuer on behalf of the Issuer.)

                                   WITNESSETH:

         WHEREAS, Section 2.1 of the Base Indenture provides, among other things, that the Issuer, the Initial Co-Owner Eligible Lender Trustee and the Indenture Trustee shall enter into a Terms Supplement thereto for the purposes of (i) authorizing the issuance of a Series of Notes thereunder and (ii) specifying certain terms of such Notes; and

         WHEREAS, the Issuer has determined to provide hereunder for the issuance of (i) its Student Loan Senior Asset-Backed Notes, Series 1999A-1 (LIBOR Rate) (the "Series 1999A-1 Notes"), (ii) Student Loan Senior Asset-Backed Notes, Series 1999A-2 (LIBOR Rate) (the "Series 1999A-2 Notes" and, together with the Series 1999A-1 Notes, the "Senior Notes"), and (iii) its Student Loan Subordinate Asset-Backed Notes, Series 1999B-1 (LIBOR Rate) (the "Subordinate Notes" and, collectively with the Senior Notes, the "Notes"); and

         WHEREAS, the Issuer, the Initial Co-Owner Eligible Lender Trustee and the Indenture Trustee desire to execute and deliver this Terms Supplement in order to authorize the issuance of each Series of the Notes and to declare the terms upon which each Series of the Notes will be issued; and

         NOW, THEREFORE, THIS TERMS SUPPLEMENT WITNESSETH:

         That it is hereby mutually covenanted and agreed that the terms and conditions upon which each Series of the Notes are executed, authenticated, issued, delivered, secured and accepted by all Persons who shall from time to time be or become the Holders thereof, and the trusts and conditions upon which the Trust Estate is to be held and disbursed, are as set forth herein and in the Base Indenture:

                                    ARTICLE I

                                   DEFINITIONS

         Unless the context shall clearly indicate some other meaning or may otherwise require, the terms defined in this Article I shall, for all purposes of the Base Indenture and of any indenture or other instrument amendatory or supplemental thereto, have the meanings herein specified (terms used herein as defined terms and not defined herein, shall have the meanings ascribed thereto in the Base Indenture):

         "AUTHORIZED DENOMINATIONS" shall mean (a) as applicable solely in connection with the original issuance of each such Series of Notes, $1,000 and integral multiples of $1,000 in excess thereof and (b) after distribution of principal in accordance with Section 5.5.2 of the Base Indenture, the Outstanding principal amount that results after such distribution.

         "BOOK-ENTRY FORM" or "BOOK-ENTRY SYSTEM" shall mean a form or system under which (i) the beneficial right to principal and interest may be transferred only through a book entry, (ii) physical Series 1999A-1 Notes, Series 1999A-2 Notes, Series 1999B-1 Notes or notes in registered form are issued only to a Depository or its nominee as registered owner, with such Notes "immobilized" to the custody of the Depository, and (iii) the book entry is the record that identifies the owners of beneficial interests in that principal and interest and Carryover Interest, if any.

         "CALCULATION AGENT" shall mean __________________________________, as
Calculation Agent under the Calculation Agent Agreement, or any successor to it as such agent under the Calculation Agent Agreement.

         "CALCULATION AGENT AGREEMENT" shall mean the Calculation Agent Agreement, dated as of ________ 1, 1999, among the Issuer, the Calculation Agent and the Indenture Trustee, in each case as originally executed and as from time to time amended or supplemented in accordance with the terms thereof and the Indenture.

         "CEDEL" shall mean a professional depository incorporated under the laws of Luxembourg which holds securities for its participating organizations and facilitates the clearance and settlement of securities transactions between Cedel Participants through electronic book-entry.

         "CEDEL PARTICIPANTS" means recognized financial institutions around the world that utilize the services of Cedel, including initial purchasers, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations and may include the Initial Purchasers.

         "COLLECTION PERIOD" shall mean (i) initially, (a) with respect to the Series 1999A Notes, the period commencing on Date of Issuance and running through and including ________________, and (b) with respect to the Series 1999B-1 Notes, the period commencing on Date of Issuance and running through and including ________________, (ii) thereafter (a) with respect to the Series 1999A Notes, a period of one calendar month commencing and including the date next following the end of the preceding Collection Period and (b) with respect to the Series 1999B-1 Notes, a period of three calendar months commencing and including the date next following the end of the preceding Collection Period.

         "DATE OF ISSUANCE" shall mean with respect to each Series of the Notes, ________________, the date of their initial issuance and delivery.

         "DEPOSITORY" shall mean any securities depository that is a clearing agency under federal law operating and maintaining a Book-Entry System to record beneficial ownership of the right to principal and interest, and to effect transfers of Notes, in Book-Entry Form, and includes and means initially (i) DTC, if the Notes are offered in the United States, and (ii) Cedel or Euroclear, if the Notes are offered in Europe.

         "DEPOSITORY PARTICIPANT" shall mean any broker-dealer, bank or other financial institution for which a Depository holds Notes from time to time as securities depository.

         "DISTRIBUTION DATE" shall mean (i) with respect to each Series of Series 1999A Notes, a Monthly Distribution Date, (ii) with respect to the Series 1999B-1 Notes, a Quarterly Distribution Date, (iii) any date on which an Issuer Exchange Payment is due and payable, and (iv) the Legal Final Maturity of each Series of Notes, or if such day is not a Business Day, on the next succeeding Business Day.

         "DTC" shall mean The Depository Trust Company (a limited purpose trust company), New York, New York.

         "EUROCLEAR" shall mean Morgan Guaranty Trust Company of New York, Brussels, Belgium office.

         "FORMULA RATE" shall mean, (i) with respect to the Series 1999A-1 Notes, the lesser of One-Month LIBOR as of the related Interest Determination Date for such Interest Accrual Period plus ____% per ------------ annum and 18%,
(ii) with respect to the Series 1999A-2 Notes, the lesser of One-Month LIBOR as of the related Interest Determination Date for such Interest Accrual Period plus ____% per annum and 18%, and (iii) with respect to the Series 1999B-1 Notes, the lesser of Three-Month LIBOR as of the related Interest Determination Date for such Interest Accrual Period plus ____% and 18%.

         "INDIRECT PARTICIPANT" shall mean any Person which has indirect access to a Clearing Agency, such as securities brokers and dealers, banks, and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly.

         "INITIAL DISTRIBUTION DATE" shall mean, (i) as to the Series 1999A-1 Notes, ___________, 1999, (ii) as to the Series 1999A-2 Notes, ____________,
1999, and (iii) as to the Series 1999B-1 Notes, _____________, 1999.

         "INITIAL INTEREST DETERMINATION DATE" shall mean (i) as to the Series 1999A-1 Notes, ____________, 1999, (ii) as to the Series 1999A-2 Notes,
_________, 1999, and (iii) as to the Series 1999B-1 Notes, ____________, 1999.

         "INTEREST ACCRUAL PERIOD" shall mean with respect to each Series of Notes, the period of time in which interest may accrue commencing initially on the Date of Issuance for such Series of Notes and ending on the day before the Initial Distribution Date for each Series and thereafter commencing on each Distribution Date for such Series of Notes and ending on the day before the next Distribution Date for such Series.

         "INTEREST DETERMINATION DATE" shall mean (i) the Initial Interest Determination Date and thereafter (ii) the second London Banking Day immediately preceding the first day of each Interest Accrual Period.

         "LEGAL FINAL MATURITY" shall mean with respect to (i) the Series 1999A-1 Notes, _______________, (ii) the Series 1999A-2 Notes, ____________; and
(iii) the Series 1999B-1 Notes, ______________.

         "LIBOR" shall mean, the rate of interest per annum equal to the rate per annum at which United States dollar deposits having a particular maturity are offered to prime banks in the London interbank market which appears on the Telerate Page 3750 as of approximately 11:00 a.m., Greenwich Mean time, on the Interest Determination Date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis on the Reuters Screen LIBOR Page. If at least two such quotations appear, LIBOR shall be the arithmetic mean (rounded to the nearest one-hundredth of one percent (.01%)) of such offered rates. If fewer than two such quotes appear, LIBOR with respect to an Interest Accrual Period will be determined at approximately 11:00 a.m., London time, on such applicable Interest Determination Date on the basis of the rate at which deposits in United States dollars having such particular maturity are offered to prime banks in the London interbank market by four major banks in the London interbank market selected by the Calculation Agent and in a principal amount of not less than U.S. $1,000,000 and that is representative for a single transaction in such market at such time. The Calculation Agent will request the principal London office of each of such banks to provide a quotation of its rate. If at least two quotations are provided, LIBOR shall be the arithmetic mean (rounded to the nearest one-hundredth of one percent (.01%)) of such offered rates. If fewer than two quotations are provided, LIBOR with respect to such Interest Accrual Period shall be the arithmetic mean (rounded to the nearest one-hundredth of one percent (.01%)) of the rates quoted at approximately 11:00 a.m., New York City time on such applicable Interest Determination Date by three major banks in New York, New York selected by the Calculation Agent for loans in United States dollars to leading European banks having such particular maturity and in a principal amount equal to an amount of not less than U.S. $1,000,000 and that is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid are not quoting as mentioned in this sentence, LIBOR in effect for the applicable Interest Accrual Period shall be LIBOR in effect for the immediately preceding Interest Accrual Period.

         "LONDON BANKING DAY" shall mean any business day on which dealings in deposits in United States dollars are transacted in the London interbank market.

         "MONTHLY DISTRIBUTION DATE" shall mean, with respect to a Series of Series 1999A Notes, the last Business Day of each month, commencing on the Initial Distribution Date for each such Series of Notes.

         "NET LOAN RATE" shall mean with respect to any Interest Accrual Period for a Series of the Notes, the annualized percentage rate determined by the Calculation Agent on each Interest Determination Date by multiplying (a) the ratio of 360 to the actual number of days in such Interest Accrual Period, and
(b) the ratio of (i) Expected Interest Collections for the applicable Collection Period less Program Operating Expenses with respect to such Collection Period, to (ii) the Pool Balance as of the first day of such Collection Period. In calculating the Net Loan Rate, the applicable Collection Period for the Notes is the Collection Period immediately preceding the Collection Period in which the Distribution Date occurs.

         "ONE-MONTH LIBOR" shall mean LIBOR with respect to U.S. denominated deposits having a maturity of one (1) month.

         "PARITY PERCENTAGE" shall have the meaning given such term in the Base Indenture.

         "PARITY PERCENTAGE LIMITATION" shall mean ___%.

         "PARITY PERCENTAGE PAYMENT" shall mean those principal amounts required to be paid on the Notes pursuant to Section 4.2 hereof until the Parity Percentage is ___%.

         "PARTICIPANT" shall mean a Person who is a participant in or member of the Depository, as determined by the rules or bylaws of the Depository.

         "PRINCIPAL FACTOR" shall mean a seven-digit decimal number which, when multiplied by the initial principal amount of each Note, produces its Outstanding principal balance. The Principal Factor will be 1.0000000 for each such Note as of the Date of Issuance; thereafter, the Principal Factor for each such Note will decline to reflect reductions in the Outstanding principal balance of such Note.

         "PROGRAM EXPENSE REQUIREMENT" shall have the meaning given such term in the Base Indenture.

         "QUARTERLY DISTRIBUTION DATE" shall mean, with respect to the Series 1999B-1 Notes, the last Business Day of each third month, commencing on the Initial Distribution Date for the Series 1999B-1 Notes.

         "RECORD DATE" shall mean the second Business Day preceding a Distribution Date.

         "SENIOR PARITY PERCENTAGE" shall have the meaning given such term in the Base Indenture.

         "SERIES 1999A NOTEHOLDERS" shall mean, collectively, the Series 1999A-1 Noteholders and the Series 1999A-2 Noteholders.

         "SERIES 1999A NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT" shall mean, with respect to any Distribution Date for a Series of Series 1999A Notes, the Series 1999A Principal Distribution Amount for such Distribution Date plus the Series 1999A Principal Shortfall as of the close of the preceding Distribution Date; provided that the Series 1999A Noteholders' Principal Distribution Amount will not exceed the outstanding principal balance of the Series 1999A Notes. In addition, (i) on the Legal Final Maturity of the Series 1999A-1 Notes, the principal required to be distributed to the Series 1999A-1 Noteholders will include the amount required to reduce the outstanding principal balance of the Series 1999A-1 Notes to zero, and (ii) on the Legal Final Maturity of the Series 1999A-2 Notes, the principal required to be distributed to the Series 1999A-2 Noteholders will include the amount required to reduce the outstanding principal balance of the Series 1999A-2 Notes to zero.

         "SERIES 1999A NOTES" shall mean, collectively, the Series 1999A-1 Notes and the Series 1999A-2 Notes.

         "SERIES 1999A PRINCIPAL DISTRIBUTION AMOUNT" shall be equal to (i) with respect to the Series 1999A-1 Notes, an amount equal to the decline in the Pool Balance between the end of the second Collection Period preceding a Monthly Distribution Date and the end of the immediately preceding Collection Period, and (ii) with respect to the Series 1999A-2 Notes on and after which the principal balance of the Series 1999A-1 Notes has been paid in full, an amount equal to the decline in the Pool Balance between the end of the second Collection Period preceding a Monthly Distribution Date and the end of the immediately preceding Collection Period.

         "SERIES 1999A PRINCIPAL SHORTFALL" shall mean, as of the close of any Distribution Date, the excess of (i) the Series 1999A Principal Distribution Amount on such Distribution Date over (ii) the amount of principal actually distributed to the Series 1999A Noteholders on such Distribution Date.

         "SERIES 1999A-1 INTEREST SHORTFALL" shall mean, with respect to any Monthly Distribution Date, the excess of (i) the Series 1999A-1 Noteholders' Interest Distribution Amount on the preceding Monthly Distribution Date over
(ii) the amount of interest actually distributed to the Series 1999A-1 Noteholders on such preceding Monthly Distribution Date, plus interest on the amount of such excess interest due to the Series 1999A-1 Noteholders, to the extent permitted by law, at the related Series Interest Rate from such preceding Monthly Distribution Date to the current Monthly Distribution Date.

         "SERIES 1999A-1 NOTEHOLDERS" shall mean the Holders of the Series 1999A-1 Notes.

         "SERIES 1999A-1 NOTEHOLDERS' INTEREST DISTRIBUTION AMOUNT" shall mean with respect to any Monthly Distribution Date, the sum of (i) the amount of interest accrued at the related Series Interest Rate for the related Interest Accrual Period on the aggregate outstanding principal balance of the Series 1999A-1 Notes on the immediately preceding Monthly Distribution Date after giving effect to all principal distributions to Holders of Series 1999A-1 Notes on such preceding Monthly Distribution Date (or, in the case of the first Monthly

Distribution Date, on the Date of Issuance) and (ii) the Series 1999A-1 Interest Shortfall for such Distribution Date; provided that the Series 1999A-1 Noteholders' Interest Distribution Amount will not include any Carryover Interest on the Series 1999A-1 Notes.

         "SERIES 1999A-1 NOTES" shall mean the Student Loan Senior Asset-Backed Notes, Series 1999A-1 (LIBOR Rate), of the Issuer issued under the Indenture.

         "SERIES 1999A-2 INTEREST SHORTFALL" shall mean, with respect to any Monthly Distribution Date, the excess of (i) the Series 1999A-2 Noteholders' Interest Distribution Amount on the preceding Monthly Distribution Date over
(ii) the amount of interest actually distributed to the Series 1999A-2 Noteholders on such preceding Monthly Distribution Date, plus interest on the amount of such excess interest due to the Series 1999A-2 Noteholders, to the extent permitted by law, at the related Series Interest Rate from such preceding Monthly Distribution Date to the current Monthly Distribution Date.

         "SERIES 1999A-2 NOTEHOLDERS" shall mean the Holders of the Series 1999A-2 Notes.

         "SERIES 1999A-2 NOTEHOLDERS' INTEREST DISTRIBUTION AMOUNT" shall mean with respect to any Monthly Distribution Date, the sum of (i) the amount of interest accrued at the related Series Interest Rate for the related Interest Accrual Period on the aggregate outstanding principal balance of the Series 1999A-2 Notes on the immediately preceding Monthly Distribution Date after giving effect to all principal distributions to Holders of Series 1999A-2 Notes on such preceding Monthly Distribution Date (or, in the case of the first Monthly Distribution Date, on the Date of Issuance) and (ii) the Series 1999A-2 Interest Shortfall for such Monthly Distribution Date; provided that the Series 1999A-2 Noteholders' Interest Distribution Amount will not include any Carryover Interest on the Series 1999A-2 Notes.

         "SERIES 1999A-2 NOTES" shall mean the Student Loan Senior Asset-Backed Notes, Series 1999A-2 (LIBOR Rate), of the Issuer issued under the Indenture.

         "SERIES 1999B-1 INTEREST SHORTFALL" shall mean, with respect to any Quarterly Distribution Date, the excess of (i) the Series 1999B-1 Noteholders' Interest Distribution Amount on the preceding Quarterly Distribution Date over
(ii) the amount of interest actually distributed to the Series 1999B-1 Noteholders on such preceding Quarterly Distribution Date, plus interest on the amount of such excess interest due to the Series 1999B-1 Noteholders, to the extent permitted by law, at the related Series Interest Rate from such preceding Quarterly Distribution Date to the current Quarterly Distribution Date.

         "SERIES 1999B-1 NOTEHOLDERS" shall mean the Holders of the Series 1999B-1 Notes.

         "SERIES 1999B-1 NOTEHOLDERS' INTEREST DISTRIBUTION AMOUNT" shall mean, with respect to any Quarterly Distribution Date, the sum of (i) the amount of interest accrued at the related Series Interest Rate for the related Interest Accrual Period on the aggregate outstanding principal balance of the Series 1999B-1 Notes on the immediately preceding Quarterly Distribution Date after giving effect to all principal distributions to Holders of Series 1999B-1

Notes on such preceding Quarterly Distribution Date (or, in the case of the first Quarterly Distribution Date, on the Date of Issuance) and (ii) the Series 1999B-1 Interest Shortfall for such Quarterly Distribution Date; provided that the Series 1999B-1 Noteholders' Interest Distribution Amount will not include any Carryover Interest on the Series 1999B-1 Notes.

         "SERIES 1999B-1 NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT" shall mean, with respect to any Quarterly Distribution Date, the Series 1999B-1 Principal Distribution Amount for such Quarterly Distribution Date plus the Series 1999B-1 Principal Shortfall as of the close of the preceding Quarterly Distribution Date; provided that the Series 1999B-1 Noteholders' Principal Distribution Amount shall not exceed the outstanding principal balance of the Series 1999B-1 Notes. In addition, on the Legal Final Maturity of the Series 1999B-1 Notes, the principal required to be distributed to the Series 1999B-1 Noteholders shall include the amount required to reduce the outstanding principal balance on the Series 1999B-1 Notes to zero.

         "SERIES 1999B-1 NOTES" shall mean the Student Loan Subordinate Asset-Backed Notes, Series 1999B-1 (LIBOR Rate), of the Issuer issued under the Indenture.

         "SERIES 1999B-1 PRINCIPAL DISTRIBUTION AMOUNT" shall mean on each Quarterly Distribution Date on and after which the principal balance of the Series 1999A Notes has been paid in full, an amount equal to the decline in the Pool Balance between the end of the second Collection Period preceding a Quarterly Distribution Date and the end of the immediately preceding Collection Period (reduced with respect to the first Quarterly Distribution Date on which principal is to be paid on the Series 1999B-1 Notes by the Series 1999A Noteholders' Principal Distribution Amount on such Quarterly Distribution Date).

         "SERIES 1999B-1 PRINCIPAL SHORTFALL" shall mean, as of the close of any Quarterly Distribution Date, the excess of (i) the Series 1999B-1 Principal Distribution Amount on such Distribution Date over (ii) the amount of principal actually distributed to the Series 1999B-1 Noteholders on such Quarterly Distribution Date.

         "TELERATE PAGE 3750" shall mean the display page so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

         "THREE-MONTH LIBOR" shall mean LIBOR with respect to U.S. denominated deposits having a maturity of three (3) months.

                                   ARTICLE II

                  AUTHORIZATION, TERMS AND PROVISIONS OF NOTES

         SECTION 2.01 AUTHORIZATION OF NOTES; NOTES TO CONSTITUTE SPECIAL OBLIGATIONS There is hereby authorized the borrowing of funds, and to evidence such borrowing there is authorized the issuance of Notes of the Issuer in the following aggregate principal amounts and Series: (i) _______________ Dollars ($___________) designated "Student Loan Funding 1999-A/B Trust Student Loan Senior Asset-Backed Notes, Series 1999A-1 (LIBOR Rate)" (herein referred to as the "Series 1999A-1 Notes"); (ii) _____________________ Dollars ($___________)
designated "Student Loan Funding 1999-A/B Trust Student Loan Senior Asset-Backed Notes, Series 1999A-2 (LIBOR Rate)" (herein referred to as the "Series 1999A-2 Notes" and together with the Series 1999A-1 Notes, the "Senior Notes"); and
(iii) _____________________ Dollars ($________________) designated "Student Loan
Funding 1999-A/B Trust Student Loan Subordinate Asset-Backed Notes, Series 1999B-1 (LIBOR Rate)" (herein referred to as the "Subordinate Notes" or the "Series 1999B-1 Notes" and, collectively with the Senior Notes, the "Notes").

         SECTION 2.02    TERMS OF NOTES

         (a) TERMS OF NOTES GENERALLY. Payments of principal of and interest on each Note shall be made by the Indenture Trustee from its principal corporate trust office in Cincinnati, Ohio in lawful money of the United States, and payment of interest on each Note shall, if the Holder thereof is the registered owner of $1,000,000 or more in aggregate principal amount of Notes, be made by the deposit or wiring of immediately available funds to the credit of an account specified by such Holder in duly executed instructions, with signature guaranteed in a manner satisfactory to the Indenture Trustee, in the form set forth in Exhibit D hereto delivered to the Indenture Trustee no less than ten
(10) Business Days prior to the date such payment is to be made. If such instructions are not delivered to the Indenture Trustee in accordance with the immediately preceding sentence and except as otherwise provided for when Notes are registered in the name of the Depository or its nominee, payment of interest shall be made by check mailed to such Holder's address as it appears on the books of registry maintained by the Indenture Trustee pursuant to Section 2.4 of the Base Indenture. Each payment of principal and interest and Carryover Interest, if any, on each Note of a Series shall be accompanied by the CUSIP number, if any, of the Note of such Series to which such payment relates.

         Notwithstanding the foregoing and except as otherwise provided for when Notes are registered in the name of the Depository or its nominee, no payment of principal shall be made on any Note unless and until such Note is tendered to the Indenture Trustee for cancellation; and no payment of interest or Carryover Interest shall be made on any Note except to the Person whose name appears on the books of registry maintained by the Indenture Trustee as the registered Holder thereof as of the close of business on the Record Date.

         If and as long as a Book-Entry System is utilized, (i) the Notes shall be issued in the form of one fully registered Note for each Legal Final Maturity within each Series of Notes or otherwise as may be required or requested by the Depository and agreed to by the Issuer, registered in the name of the Depository or its nominee, as registered owner, and immobilized in the custody of the Depository; (ii) (a) the principal of the Notes shall be payable in next day or federal funds delivered or transmitted to the Depository or its nominee on the Legal Final Maturity or such other date as principal is payable hereunder and (b) interest on the Notes shall be payable in same day or federal funds delivered to the Depository or its nominee on the applicable Distribution Date; (iii) the beneficial owners in Book-Entry Form shall have no right to receive Notes in the form of physical securities or certificates; (iv) ownership of beneficial interests in Book-Entry Form shall be shown by a book entry on the system maintained and operated by the Depository and its Participants, and transfers of the ownership of beneficial interests shall be made only by book entry by the Depository and its Participants; and (v) the Notes as such shall not be transferable or exchangeable, except for transfer to another Depository or to another nominee of a Depository, without further action by the Issuer.

         As long as the Notes are held by a Depository in a Book-Entry System, the Indenture Trustee shall send any notice of redemption only to the Depository. In the event that the Indenture Trustee gives notice of redemption to the Depository, such notice shall initiate the Depository's standard redemption process.

         If any Depository determines not to continue to act as a Depository for the Notes for use in a Book-Entry System, the Authorized Officer may attempt to have established a securities depository/book-entry relationship with another qualified Depository. If (i) the Issuer advises the Indenture Trustee in writing the a Depository is no longer willing or able to discharge properly its responsibilities as Depository with respect to the Notes, and the Issuer is unable to locate a qualified successor, (ii) the Issuer, at its option, advises the Indenture Trustee in writing that it elects to terminate the Book-entry System through a Depository, or (iii) after the occurrence of an Event of Default, Noteholders representing not less than 50% of the Outstanding principal balance of the Directing Notes advise the Indenture Trustee and the Depository in writing that the continuation of a Book-entry System through a Depository is no longer in the best interest of the Noteholders, the Indenture Trustee shall permit withdrawal of the Notes from the Depository or its nominee, all at the cost and expense (including any costs of printing), if the event is not the result of Issuer action or inaction, of those Persons requesting such issuance. Note certificates authenticated and delivered pursuant to this paragraph shall be in Authorized Denominations.

         With respect to the Notes registered in the name of Cede & Co., as nominee of DTC, or in the name of any successor Depository or its nominee, the Issuer and the Indenture Trustee shall have no responsibility or obligation to any Depository Participant or to any Indirect Participant. Without limiting the generality of the immediately preceding sentence, the Issuer and the Indenture Trustee shall have no responsibility or obligation with respect to (i) the accuracy of the records of DTC, Cede & Co., any other Depository, its nominee, or any Depository Participant with respect to any ownership interest in the Notes, (ii) the delivery to any Depository Participant or any Indirect Participant or any other Person, other than a Holder of a Note, of any notice with respect to the Notes, including any notice of redemption, or (iii) the payment to any Depository Participant or any Indirect Participant or any other Person, other than a Holder of a Note, of any amount with respect to principal of or interest on the Notes.

         For as long as the Notes are in Book-Entry Form, the notice, tender and delivery procedures of DTC, or any other Depository to which the Notes are transferred, shall be applicable. Whenever during the term of the Notes the beneficial ownership thereof is determined by a book-entry at DTC, the requirements of the Indenture of holding, delivering, surrendering or transferring Notes shall be deemed modified to require the appropriate person to meet the requirements of DTC as to registering, holding, surrendering or transferring the book-entry to produce the same effect.

         (b) TERMS OF SENIOR NOTES GENERALLY. The Senior Notes shall be initially issued in fully registered form in substantially the form set forth in Exhibit B. The Senior Notes may be issued only in Authorized Denominations. The Senior Notes initially issued hereunder shall be dated their Date of Issuance, and each Series of such Senior Notes shall mature on the respective Legal Final Maturity for such Series. The Senior Notes shall be subject to redemption prior to their respective Legal Final Maturity as provided in Article III hereof. The Senior Notes of each Series shall be numbered in consecutive numerical order as set forth in Schedule I attached hereto.

         The Senior Notes shall be issued to a Depository for use in a Book-Entry System in accordance with the provisions of the Indenture. The Authorized Officer, on behalf of the Issuer and to the extent necessary or required, shall enter into any agreements determined necessary in connection with the registration, authentication, immobilization, and transfer of the Senior Notes, including arrangements for the payment of principal and interest by wire transfer, after determining that the execution thereof will not endanger the funds or securities of the Issuer.

         Each Senior Note of a Series shall be payable on its respective Legal Final Maturity and shall bear interest for each Interest Accrual Period at the Series Interest Rate determined in accordance with the procedures and subject to the limitations set forth in Section 2.03 hereof. Interest at such Series Interest Rate shall accrue during each Interest Accrual Period on the principal balance of each Series of Senior Notes Outstanding until such Series of Senior Notes has been paid in full or payment has been duly provided for, as the case may be, and shall accrue from the later of the date thereof or the most recent applicable Distribution Date to which interest has been paid or duly provided for until paid, subject, however, to the provisions of Section 2.03 hereof. Each Senior Note of a Series shall initially bear interest at the rate of interest per annum set forth in Schedule I attached hereto. Interest on each Senior Note shall be paid on each applicable Distribution Date to the extent of interest accrued on the principal then being paid or redeemed to the Holders of such Senior Notes as of the Record Date. Interest accrued as of any applicable Distribution Date on the Senior Notes of a Series but not paid on such Distribution Date shall be payable on the succeeding applicable Distribution Date, together with interest thereon at the applicable Series Interest Rate. Interest shall be paid pro rata to the Holders of each such Series of Senior Notes Outstanding.

         (c) TERMS OF SUBORDINATE NOTES GENERALLY. The Subordinate Notes shall be initially issued in fully registered form in substantially the form set forth in Exhibit C hereof. The Subordinate Notes shall be issued only in Authorized Denominations. The Subordinate Notes issued hereunder shall be dated their Date of Issuance and shall mature on the Legal Final

Maturity. The Subordinate Notes shall be subject to redemption prior to their respective Legal Final Maturity as provided in Article III hereof. The Subordinate Notes shall be numbered in consecutive numerical order as set forth in Schedule I hereto.

         The Subordinate Notes shall be issued to a Depository for use in a Book-entry System in accordance with the provisions of the Indenture. The Authorized Officer, on behalf of the Issuer and to the extent necessary or required, shall enter into any agreements determined necessary in connection with the registration, authentication, immobilization, and transfer of the Subordinate Notes, including arrangements for the payment of principal and interest by wire transfer, after determining that the execution thereof will not endanger the funds or securities of the Issuer.

         The Subordinate Notes shall be payable on their Legal Final Maturity and shall bear interest for each Interest Accrual Period at the Series Interest Rate determined in accordance with the procedures, subject to the limitations set forth in Section 2.03 hereof. Interest shall accrue during each Interest Accrual Period on the principal balance of the Subordinate Notes Outstanding until such Subordinate Notes have been paid in full or payment has been duly provided for, as the case may be, and shall accrue from the later of the date thereof or the most recent applicable Distribution Date to which interest has been paid or duly provided for until paid, subject, however, to the provisions of Section 2.03 hereof. Each Subordinate Note shall bear interest at the rate of interest per annum set forth in Schedule I attached hereto. Interest accrued as of any applicable Distribution Date on the Subordinate Notes but not paid on such Distribution Date shall be payable on the next succeeding applicable Distribution Date, together with interest thereon at the applicable Series Interest Rate. Interest will be paid pro rata to the Holders of the Subordinate Notes Outstanding.

         The Indenture Trustee shall make available to each Holder or owner of a beneficial interest in a Series of Notes via telephone information concerning the Series Interest Rate applicable to the Notes of each Series. The Indenture Trustee shall make such information available to such Holders between the hours of 9 a.m. and 5 p.m. Eastern time on any day on which the principal corporate trust office of the Indenture Trustee is open for business.

         SECTION 2.03    DETERMINATION OF SERIES INTEREST RATES ON THE NOTES.

         SECTION 2.03.1 DETERMINATION OF SERIES INTEREST RATES ON THE NOTES. (a) The Calculation Agent shall determine the Series Interest Rate with respect to a Series of Notes for each Interest Accrual Period which Series Interest Rate shall equal the Formula Rate calculated as follows, subject to the limitation of the Net Loan Rate as hereinafter described. The Formula Rate for each Interest Accrual Period for each Series of Series 1999A Notes shall equal One-Month LIBOR plus ___%, but in no event greater than 18% per annum. The Formula Rate for each Interest Accrual Period for the Series 1999B-1 Notes shall equal Three-Month LIBOR plus ____%, but in no event greater than 18%.

         Interest on each Series of Notes for each Interest Accrual Period shall be calculated on the basis of the actual number of days elapsed in such Interest Accrual Period on the basis of a year consisting of 360 days. The calculation of the Formula Rates described above shall be based on the actual number of days in such Interest Accrual Period.

         If the Calculation Agent shall fail or refuse to determine the Formula Rate on a Series of Notes on any Interest Determination Date, the Formula Rate on such Notes shall be determined by a securities dealer appointed by the Issuer and capable, in the reasonable judgment of the Issuer, of making such a determination in accordance with the provisions of the Indenture and written notice of such determination shall be given by such securities dealer to the Indenture Trustee.

         SECTION 2.03.2 CARRYOVER INTEREST. The Calculation Agent shall announce the Formula Rate and the Net Loan Rate to the Indenture Trustee and the Issuer.

         If, with respect to any Series of Notes for any Interest Accrual Period, interest at the Formula Rate exceeds interest at the Net Loan Rate with respect to such Series of Notes for such Interest Accrual Period, the Series Interest Rate for such Interest Accrual Period shall be the Net Loan Rate, and the Indenture Trustee, on the Distribution Date for such Interest Accrual Period, shall pay to the Holders of such Series of Notes interest at the Net Loan Rate. With respect to such Series of Notes, the Indenture Trustee shall also calculate the amount by which interest at the Formula Rate exceeds interest at the Net Loan Rate for such Interest Accrual Period, and such excess, together with interest thereon (compounded on each Distribution Date for the related Series when such interest is not paid on the first Distribution Date for such Series when such interest was otherwise payable) at the applicable Formula Rate from the Distribution Date for the related Series on which such excess was calculated until paid, if at all, shall constitute Carryover Interest. Such Carryover Interest shall be paid on each Distribution Date for the related Series subsequent to the Distribution Date on which such excess was calculated to the extent funds are available therefor in the Note Payment Account of the Collection Fund after making the other required payments from the Note Payment Account in accordance with the provisions of Section 5.5.2 of the Base Indenture and Section 4.02 hereof. Carryover Interest shall continue to be so payable notwithstanding that the principal amount of the applicable Series of Notes has been reduced to zero until (i) no Notes remain outstanding and (ii) the balances in the Funds and Accounts have been reduced to zero. For purpose of the Indenture any reference herein to "principal or "interest" shall not include within the meaning of such words Carryover Interest.

         Carryover Interest shall be separately calculated for each Series of Notes by the Indenture Trustee in sufficient time for the Indenture Trustee to give notice to each Holder of such Carryover Interest as required in this paragraph. On the Distribution Date for an Interest Accrual Period with respect to which Carryover Interest has been calculated by the Indenture Trustee, the Indenture Trustee shall, in accordance with Section 7.10 of the Base Indenture, give written notice to each Holder of the Carryover Interest applicable to such Holder's Note for such Interest Accrual Period, which written notice may accompany the payment of interest by check made to each such Holder on such Distribution Date or otherwise shall be mailed on such Distribution Date by first class mail, postage prepaid, to each such Holder at such Holder's address as it appears on the books of registry maintained by the Indenture Trustee pursuant to the Indenture.

         Such notice shall state, in addition to such Carryover Interest, that, Carryover Interest shall continue to be payable notwithstanding that the principal amount of the applicable Series of Notes has been reduced to zero until (i) no Notes remain outstanding and (ii) the balances in the Funds and Accounts have been reduced to zero.

         SECTION 2.03.3 ADDITIONAL PROVISIONS REGARDING SERIES INTEREST RATE. The determination of a Series Interest Rate by the Calculation Agent or any other Person pursuant to the provisions of the applicable Section of this
Article II shall be conclusive and binding on the Holders of the Series of Note or Notes to which such Series Interest Rate applies, and the Issuer and the Indenture Trustee may rely thereon for all purposes.

         In no event shall the cumulative amount of interest paid or payable on a Series of Notes (including interest calculated as provided herein, plus any other amounts that constitute interest on the Notes of such Series under applicable law which are contracted for, charged, reserved, taken or received pursuant to the Notes of such Series or related documents) calculated from the Date of Issuance of the Notes of such Series through any subsequent day during the term of the Notes of such Series or otherwise prior to payment in full of the Notes of such Series exceed the amount permitted by applicable law. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the Notes of such Series or related documents or otherwise contracted for, charged, reserved, taken or received in connection with the Notes of such Series, or if the redemption or acceleration of the maturity of the Notes of such Series results in payment to or receipt by the Holder or any former Holder of the Notes of such Series of any interest in excess of that permitted by applicable law, then, notwithstanding any provision of the Notes of such Series or related documents to the contrary, all excess amounts theretofore paid or received with respect to the Notes of such Series shall be credited on the principal balance of the Notes of such Series (or, if the Notes of such Series have been paid or would thereby be paid in full, refunded by the recipient thereof), and the provisions of the Notes of such Series and related documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for under the Notes of such Series and under the related documents.

         SECTION 2.04 FORMS OF NOTES AND INSTRUCTIONS FOR PAYMENT. The Senior Notes and the certificate of authentication and form of assignment for transfer to be endorsed thereon shall be in substantially the form of Exhibit B hereof, with necessary or appropriate variations, omissions or insertions, as permitted or required by this Indenture.

         Each Subordinate Note and the certificate of authentication and form of assignment for transfer to be endorsed thereon shall be in substantially the form of Exhibit C hereof, with necessary or appropriate variations, omissions or insertions, as permitted or required by this Indenture.

         Any instructions to the Indenture Trustee for payment of interest on the Notes shall be in substantially the form of Exhibit D hereof, with necessary or appropriate variations, omissions or insertions, as permitted or required by this Indenture.

                                   ARTICLE III

                             REDEMPTION OF THE NOTES


         SECTION 3.01 REDEMPTION OF NOTES IN GENERAL. The Notes shall be subject to redemption prior to their Legal Final Maturity only upon the terms and conditions, and only on the applicable dates and at the redemption price, as are set forth in this Terms Supplement. The redemption price of the Notes shall, in each case, be par plus (i) accrued interest to the applicable dates on which such redemption will occur and (ii) all unpaid Carryover Interest, if any, thereon. Principal of and interest and unpaid Carryover Interest on the Notes shall be paid from the moneys available therefor in the Note Payment Account in the Collection Fund and in the Reserve Fund.

         If Outstanding Notes are to be redeemed pursuant to the provisions of this Article III, the Indenture Trustee shall give written notice of such redemption to the Holders of such Outstanding Notes not less than fifteen (15) days prior to the applicable dates on which such Outstanding Notes are to be redeemed. Each notice of redemption shall state (i) the date, Series and numbers of the Notes to be redeemed, the applicable dates on which such redemption will occur and the redemption price payable upon such redemption; (ii) that the interest on such Outstanding Notes and on any unpaid Carryover Interest shall cease to accrue from and after the applicable date on which such redemption will occur and (iii) that on said date there will become due and payable on each such Outstanding Note the principal amount thereof and the interest accrued on such principal amount to the applicable date on which the redemption will occur and all unpaid Carryover Interest. Each notice of redemption shall also state that each such Outstanding Note must be surrendered to the Indenture Trustee for payment of the principal of and interest and any unpaid Carryover Interest on such Outstanding Notes.

         If notice of redemption of Outstanding Notes has been duly given as hereinbefore provided and if moneys for the payment of the principal of and interest and any unpaid Carryover Interest on such Outstanding Notes are held for the purpose of such payment by the Indenture Trustee, then such Outstanding Notes shall, on the applicable dates on which such redemption will occur, become due and payable, and interest on said Outstanding Notes and on any unpaid Carryover Interest shall cease to accrue.

         All Notes surrendered pursuant to the provisions of this Article III shall be canceled by the Indenture Trustee.

         SECTION 3.02 AUCTION OF FINANCED STUDENT LOANS; REDEMPTION OF OUTSTANDING NOTES FROM AUCTION PROCEEDS PRIOR TO THE LEGAL FINAL MATURITY. On or after ________________, if the then outstanding Pool Balance is 10% or less of the Initial Pool Balance, the Indenture Trustee shall offer the Financed Student Loans in the Trust Estate for sale. The Issuer, its affiliates and unrelated third parties may offer bids to purchase such Financed Student Loans on or prior to such date. If at least two bids are received, the Indenture Trustee shall accept the higher bid if it, together with the funds (including the Value of Eligible Investments, if any, to the credit of the Reserve Fund) on deposit in the Collection Account and the Reserve Fund, will pay accrued and unpaid Program Operating Expenses and all fees and expenses in connection with the sale of the Financed Student Loans and the redemption of the Notes (the "Transaction Costs") and all principal of and accrued interest and unpaid Carryover Interest on all such Outstanding Notes due to the Noteholders and all amounts due to Exchange Counterparties, if any. If at least two bids are not received or the bid proceeds, together with the funds (including the Value of Eligible Investments, if any, to the credit of the Reserve Fund) on deposit in the Reserve Fund, are not sufficient to pay Transaction Costs and all principal of and accrued interest and unpaid Carryover Interest on all such Outstanding Notes due to the Noteholders, the Indenture Trustee shall not consummate the sale and may, but is not obligated to, solicit bids for the Financed Student Loans in the Trust Estate on future Distribution Dates until a successful bid is accepted or until the Notes have been paid in full. The net proceeds of such purchase, together with such funds from the Reserve Fund as are necessary to effect such redemption, shall be applied to redeem all Outstanding Notes at par plus accrued interest to and all unpaid Carryover Interest on the next applicable Distribution Date.

         SECTION 3.03 OPTIONAL REDEMPTION OF NOTES PRIOR TO THE LEGAL FINAL MATURITY. All Outstanding Notes will be subject to redemption in whole on any applicable Distribution Date in the event the Issuer exercises its option to repurchase all remaining Financed Student Loans, and thus effect the early retirement of the Notes, on any applicable Distribution Date for the applicable Series of Notes on or after the Monthly Distribution Date on which the Pool Balance is equal to 10% or less of the Initial Pool Balance, at a price at least equal to, for each Financed Student Loan, the outstanding principal balance of such Financed Student Loan as of the end of the preceding Collection Period, together with all accrued interest thereon and unamortized premiums, if any, and sufficient to pay Transaction Costs and all amount due to the Noteholders, including Carryover Interest, after application of funds (including the Value of Eligible Investments, if any, to the credit of the Reserve Fund) on deposit in the Collection Account and the Reserve Fund.

         In connection with the optional redemption of any Notes, all unpaid Carryover Interest on such Notes (and accrued interest, if any, thereon) shall be paid on or before the date of optional redemption of such Notes.

                                   ARTICLE IV

            DISPOSITION OF PROCEEDS OF THE NOTES; COLLECTION ACCOUNT;
                                ACQUISITION FUND


         SECTION 4.01 DISPOSITION OF PROCEEDS OF THE NOTES. All proceeds of the issuance and sale of the Series of Notes hereunder shall be deposited with the Indenture Trustee on the Date of Issuance, and the Indenture Trustee shall deposit such proceeds to the following Funds and Accounts:

                  (a) $________ of the proceeds of the Notes, an amount equal to the Specified Reserve Fund Balance, shall be deposited by the Indenture Trustee upon receipt in the Reserve Fund;

                  (b) $_________ of the proceeds of the Notes shall be deposited by the Indenture Trustee upon receipt to the Collection Account in the Collection Fund;

                  (c) $________ of the proceeds of the Notes shall be deposited by the Indenture Trustee upon receipt to the Expense Account in the Collection Fund; and

                  (d) $_________ of the proceeds of the Notes shall be deposited by the Indenture Trustee upon receipt to the Capitalized Interest Account in the Acquisition Fund; and

                  (e) The balance of the proceeds of the Notes shall be deposited by the Indenture Trustee upon receipt in the Acquisition Fund.

         SECTION 4.02    DISPOSITION OF COLLECTION ACCOUNT.

         Except as otherwise noted below, on each Monthly Distribution Date, as described below, the Indenture Trustee shall transfer from the Collection Account the following amounts in the following priority, subject to Available Funds for the immediately preceding Collection Period:

      (i) to the Expense Account, to the extent required to increase the balance of such Account to the Program Expense Requirement calculated as of such Monthly Distribution Date;

      (ii) to the Note Payment Account, an amount up to (a) the Series 1999A Noteholders' Interest Distribution Amount for payment on such Monthly Distribution Date to the Series 1999A Noteholders without preference or priority of any kind and (b) any related Senior Issuer Exchange Payment for payment to the related Senior Exchange Counterparty, including any related early termination payment as a result of a default by the Issuer;

      (iii) to the Note Payment Account, an amount up to (a) one-third (1/3) of the Series 1999B-1 Noteholders' Interest Distribution Amount for payment on the next succeeding or concurrent Quarterly Distribution Date to the Series 1999B-1 Noteholders without preference or priority of any kind and (b) any related Subordinate Issuer Exchange Payment for payment to the related Subordinate Exchange Counterparty, including an early termination payment or as a result of a default by the Issuer;

      (iv)  to the Note Payment Account,

            (a) an amount up to the Series 1999A Noteholders' Principal Distribution Amount for payment on such Monthly Distribution Date to the Series 1999A-1 Noteholders until the Outstanding principal balance of Series 1999A-1 Notes has been reduced to zero, then,

            (b) once the Series 1999A-1 Notes are no longer Outstanding, an amount up to the Series 1999A Noteholders' Principal Distribution Amount for payment on such Monthly Distribution Date to the Series 1999A-2 Noteholders until the Outstanding principal balance of the Series 1999A-2 Notes has been reduced to zero;

      (v) once the Series 1999A Notes are no longer Outstanding, on each Quarterly Distribution Date to the Note Payment Account, an amount up to the Series 1999B-1 Noteholders' Principal Distribution Amount for payment on such Quarterly Distribution Date to the Series 1999B-1 Noteholders until the Outstanding principal balance of the Series 1999B-1 Notes has been reduced to zero;

      (vi) to the Reserve Fund the amount, if any, required to increase the balance thereof to the Specified Reserve Fund Balance as provided for in Section 5.2 of the Base Indenture;

      (vii) to the Note Payment Account, an amount up to Parity Percentage Payments to the extent then required:

            (a) for payment on such Monthly Distribution Date to the Series 1999A-1 Noteholders until the principal balance of the Series 1999A-1 Notes has been reduced to zero, then

            (b) once the Series 1999A-1 Notes are no longer Outstanding, for payment on such Monthly Distribution Date to the Series 1999A-2 Noteholders until the principal balance of the Series 1999A-2 Notes has been reduced to zero, then

            (c) once the Series 1998A Notes are no longer Outstanding, on each Quarterly Distribution Date for payment on such Quarterly Distribution Date to the Series

            1999B-1 Noteholders until the principal balance of each such Series of Series 1999B-1 Notes has been reduced to zero;

      (viii) to the Note Payment Account,

            (a) an amount up to any Carryover Interest, ratably, to the Series 1999A Noteholders for payment on such Monthly Distribution Date, and upon payment of all Carryover Interest due to the Series 1999A Noteholders, then,

            (b) an amount up to one-third (1/3) any Carryover Interest, to the Series 1999B-1 Noteholders for payment on the next succeeding or concurrent Quarterly Distribution Date;

      (ix) to the Note Payment Account, an amount up to the amount, if any, owed an Exchange Counterparty in respect of an early termination payment or damages for early termination as a result of anything other than a default by the Issuer under any Exchange Agreement for payment to such Exchange Counterparty; and

      (x)   any remainder, to the Excess Surplus Account.

Notwithstanding the foregoing, if on any Distribution Date after giving effect to all distributions to be made on such Distribution Date, either:

      (a) the Outstanding principal amount of the Series 1999A Notes would exceed the sum of the (i) the Pool Balance plus (ii) accruals of Special Allowance Payments and Interest Subsidy Payments payable with respect to the Financed Student Loans as of the end of the preceding Collection Period, plus the balance of the Reserve Fund as of the computation date, or

      (b)   an Event of Default described in item 1 of the first paragraph of
            Section 8.1 of the Base Indenture has occurred (but prior to the acceleration of the Legal Final Maturity of the Notes),

then, until the applicable conditions described in clauses (a) and (b) no longer exist, the Series 1999B-1 Noteholders' Interest Distribution Amount and the Series 1999B-1 Noteholders' Principal Distribution Amount will not be paid to the Series 1999B-1 Noteholders pursuant to clauses (iii) and (v) above and no Subordinate Issuer Exchange Payment shall be made. For so long as any Series 1999A Notes remain Outstanding, such deferral in the payment of the Series 1999B-1 Noteholders' Interest Distribution Amount, the Series 1999B-1 Noteholders' Principal Distribution Amount or Subordinate Issuer Exchange Payments (except with respect to the Legal Final Maturity of the Series 1999B-1 Notes) shall not constitute an Event of Default. In addition, as long as the applicable conditions described in clause (b) continue to exist, the Series 1999A Noteholders' Principal Distribution Amount shall be paid pro rata among each Series of Series 1999A Notes, without preference or priority of any kind.

                                    ARTICLE V

                                  MISCELLANEOUS


      SECTION 5.01 EXECUTION AND DELIVERY OF THIS TERMS SUPPLEMENT. This Terms Supplement is executed and delivered pursuant to Section 2.1 of the Base Indenture.MENT

      SECTION 5.02 EFFECT OF TERMS SUPPLEMENT ON INDENTURE. This Terms Supplement shall supplement the Base Indenture, which is in all respects ratified and confirmed, and the Base Indenture so supplemented by this Terms Supplement shall be read, taken and construed as one and the same instrument. Each addition to and amendment of the Base Indenture herein is solely for the purposes of the Notes. If any term of this Terms Supplement conflicts with any terms of the Base Indenture, this Terms Supplement shall control for purposes of the Notes.

      SECTION 5.03 EXECUTION OF COUNTERPARTS. This Terms Supplement may be executed in several counterparts, each of which shall be regarded as an original and all of which shall constitute but one and the same document. It shall not be necessary in proving this Terms Supplement to produce or account for more than one of those counterparts.

      SECTION 5.04 GOVERNING LAW. This Terms Supplement is entered into with the intent that the laws of the State of Ohio shall govern its construction, without giving effect to the conflict of law principles thereof.

                   [balance of page left blank intentionally]

      IN WITNESS WHEREOF, STUDENT LOAN FUNDING 1999-A/B TRUST, by Firstar Bank, National Association, not in its individual capacity, but solely as co-owner trustee of the Issuer, has caused this Terms Supplement to be signed in its name and on its behalf by one of its officers thereunto duly authorized; and FIRSTAR BANK, NATIONAL ASSOCIATION, as Initial Co-Owner Eligible Lender Trustee, has caused this Terms Supplement to be signed in its name and on its behalf by one of its officers thereunto duly authorized; and FIRSTAR BANK, NATIONAL ASSOCIATION, to evidence its acceptance of the trusts hereby created, has caused this Terms Supplement to be signed in its name and on its behalf by one of its officers thereunto duly authorized, all as of the date first above written.

                                   STUDENT LOAN FUNDING 1999-A/B TRUST
                                   By Firstar Bank, National Association,
                                   not in its individual capacity, but solely as co-owner trustee of the Issuer on behalf of the Issuer


                                   By___________________________________________
                                   Title:_______________________________________


                                   FIRSTAR BANK, NATIONAL ASSOCIATION,
                                    as Initial Co-Owner Eligible Lender Trustee


                                   By___________________________________________
                                   Title:_______________________________________


                                   FIRSTAR BANK, NATIONAL ASSOCIATION,
                                    as Indenture Trustee


                                   By___________________________________________
                                   Title:_______________________________________

                                   SCHEDULE I

                              TERMS OF SENIOR NOTES
                              ---------------------


INITIAL INTEREST RATE (A-1)             ____%

INITIAL INTEREST RATE (A-2):            ____%

DATED DATE:                             ___________, 1999.

INITIAL INTEREST DETERMINATION
DATE FOR SERIES 1999A-1 NOTES:          ___________, 1999
INITIAL INTEREST DETERMINATION
DATE FOR SERIES 1999A-2 NOTES:          ___________, 1999

SERIES 1999A-1 - NUMBERED FROM:   A-1

SERIES 1999A-2 - NUMBERED FROM:   B-1


                           TERMS OF SUBORDINATE NOTES
                           --------------------------


INITIAL INTEREST RATE:                  ____%

DATED DATE:                             ____________, 1999

INITIAL INTEREST DETERMINATION DATE
FOR THE SERIES 1999B-1 NOTES:           ____________, 1999


SERIES 1999B-1 - NUMBERED FROM:   C-1

                                    EXHIBIT A
                                    ---------

                             DISTRIBUTION STATEMENT

         NOTEHOLDERS' STATEMENT FOR STUDENT LOAN FUNDING 1999-A/B TRUST
          STUDENT LOAN ASSET-BACKED NOTES SERIES 1999 A-1, A-2 AND B-1
                          FOR COLLECTION PERIOD ENDING

Monthly Distribution Date:______________________

(A)   Principal Factor
      (i)   Series A-1 Notes:____________
      (ii)  Series A-2 Notes:____________
      (iii) Series B-1 Notes:____________

(B)   Amount of principal being paid or distributed:
      (i)   Series A-1 Notes:$___________
      (ii)  Series A-2 Notes:$___________
      (iii) Series B-1 Notes:$___________

(C)   (i)   Amount of Interest being paid or distributed:
            (a)     Series A-1 Notes:$____________
            (b)     Series A-2 Notes:$____________
            (c)     Series B-1 Notes:$____________
      (ii)  Applicable Interest Rates (based on the [Formula Rate/Net Loan
            Rate]:
            (a)     Series A-1 Notes:____________%
            (b)     Series A-2 Notes:____________%
            (c)     Series B-1 Notes:____________%

(D)   Amount of Distribution allocable to any Carryover Interest:
      (i)   Series A-1 Notes:$____________
      (ii)  Series A-2 Notes:$____________
      (iii) Series B-1 Notes:$____________

(E)   Pool Balance at end of preceding Collection Period:$___________

(F)   After giving effect to distributions on this Distribution Date:
      (i)   outstanding principal amount of Series A-1 Notes:$_____________
      (ii)  outstanding principal amount of Series A-2 Notes:$_____________
      (iii) outstanding principal amount of Series B-1 Notes:$_____________

(G) Amount of Program Operating Expenses to be allocated for the upcoming Distribution Date:$______________

(H)   (i)   Aggregate amount of Realized Losses (if any) for the Collection
            Period immediately preceding the Distribution Date:$_____________

      (ii) Amount received for recoveries of Realized Losses from a previous Collection Period$____________
             (a)   interest:$_____________
             (b)   principal:$____________

(I)   (i)    Amount of distribution attributable to amounts in the following
             Funds:
             (a)   Reserve Fund:$_________
             (b)   Expense Account:$____________
             (c)   Acquisition Fund:$____________
             (d)   Collection Account:$__________
             (e)   Note Payment Account:$________
             (f)   Excess Surplus Account:$________
      (ii)   Balance of Funds and Accounts on Distribution Date
             (a)   Reserve Fund:$_________
             (b)   Expense Account:$___________
             (c)   Acquisition Fund:$___________
             (d)   Collection Account:$__________
             (e)   Note Payment Account:$___________
             (f)   Excess Surplus Account:$___________
      (iii)  Parity Percentage:__________%
      (iv)   Senior Parity Percentage:___________%
      (v)    Amount of Parity Percentage Payments:$__________

(J) The aggregate amount paid for Financed Student Loans purchased from the Student Loan Portfolio Fund during the immediately preceding Collection Period:$____________

(K)   Amount of Financed Student Loans:
      (i)    that are 31 through 60 days delinquent:$_________
      (ii)   that are 61 through 90 days delinquent:$__________
      (iii)  that are 91 through 120 days delinquent:$___________
      (iv)   that are more than 120 days delinquent:$____________
      (v) for which claims have been filed with the appropriate guarantor or the Secretary and which are awaiting payment:$___________

By: Star Bank as Indenture Trustee for Student Loan Funding 1999-A/B Trust Student Loan Asset-Backed Notes, Series 1999A and Series 1999B.

                                    EXHIBIT B

                         FORM OF SENIOR LIBOR RATE NOTE
                         ------------------------------


THE INTEREST ON THIS SERIES 1999A-_ NOTE IS NOT EXCLUDABLE FROM GROSS INCOME FOR FEDERAL INCOME TAX PURPOSES.

Registered                                                            Registered
No. A/B-__                                                           $__,000,000

                       STUDENT LOAN FUNDING 1999-A/B TRUST
                      STUDENT LOAN SENIOR ASSET-BACKED NOTE
                                 SERIES 1999A-_
                                  (LIBOR RATE)

Dated: ___________, 1999                                   CUSIP: ______________

Interest Rate: As Herein Provided         Legal Final Maturity: ________________

      Student Loan Funding 1999-A/B Trust, a common law (as opposed to statutory) trust created under the laws of the State of Delaware (herein called the "Issuer"), by Firstar Bank, National Association, a national banking association duly organized and existing under the laws of the United States, not in its individual capacity, but solely as co-owner trustee of the Issuer on behalf of the Issuer (the "Co-Owner Trustee"), hereby acknowledges itself indebted and, for value received, hereby promises to pay (but only out of the Trust Estate) to

                                   CEDE & CO.

or registered assigns, on the Legal Final Maturity stated above (subject to prior redemption referred to herein), the principal sum of

                    ________________________________ DOLLARS

in lawful money of the United States of America; and to pay interest thereon at the Series Interest Rate applicable for each Interest Accrual Period on the dates as provided herein (but only out of said Trust Estate) in like lawful money.

      This Series 1999A-_ Note is one of a duly authorized issue of notes of the Issuer designated as "Student Loan Funding 1999-A/B Trust Student Loan Senior Asset-Backed Notes, Series 1999A-_ (LIBOR Rate)" in the aggregate principal amount of $___________ (this series herein referred to as the "Series 1999A-_ Notes"), issued (a) pursuant to a resolution duly adopted by the board of directors of the Issuer authorizing the issuance of the Series 1999A-_ Notes and
(b) under an Indenture of Trust, dated as of ________ 1, 1999 (the "Base Indenture"), and a Terms Supplement, dated as of even date with the Base Indenture (the "Terms Supplement"), as such Base Indenture and Terms Supplement is supplemented or amended from time to time (the "Indenture"), each by and among the Issuer, Firstar Bank, National Association, as initial eligible lender trustee on behalf of the Issuer (the "Initial Co-Owner Eligible Lender Trustee" and together with any other eligible lender trustee, each an "Eligible Lender Trustee"), and Firstar Bank, National Association, as indenture trustee (the "Indenture Trustee"). The Series 1999A-_ Notes are issued simultaneously and on a parity with the Issuer's $__________ Student Loan Senior Asset-Backed Notes, Series 1999A-_ (LIBOR Rate) (the "Series 1999A-_ Notes" and, together with the Series 1999A-_ Notes, the Series 1999A Notes), and simultaneously with and on a basis senior to the Issuer's $___________ Student Loan Subordinate Asset-Backed Notes, Series 1999B-1 (LIBOR Rate) (the "Series 1999B-1 Notes" and collectively with the Series 1998A Notes, the "Notes").

      Reference is hereby made to the Indenture, a copy of which is on file with the Indenture Trustee, and to all of the provisions thereof, to all of which provisions the Holder of this Series 1999A-_ Note, by acceptance hereof, hereby assents and agrees, for definitions of terms; the descriptions of and the nature and extent of the security for the Series 1999A-_ Notes; the student loan purchase program being financed by the issuance of the Series 1999A-_ Notes; the revenues and other assets pledged (the "Trust Estate") to the payment of the principal of and interest and any Carryover Interest on the Series 1999A-_ Notes (subject to the prior rights of the Indenture Trustee to any realization from the Indenture Trustee's lien on and security interest in the Trust Estate for payment of its fees and expenses and the fees and expenses of each Eligible Lender Trustee); the nature and extent and manner of enforcement of the pledge; the conditions upon which the Indenture may be amended or supplemented with or without the consent of the Holders of the Directing Notes; the rights and remedies of the Holders of the Series 1999A-_ Notes, including the limitations therein contained upon the right of a Holder to institute any suit, action or proceeding in equity or at law with respect hereto and thereto; the rights, duties and obligations of the Issuer, each Eligible Lender Trustee and the Indenture Trustee thereunder; the terms and provisions upon which the liens, pledges, charges, trusts, security interests, assignments and covenants made therein may be discharged at or prior to the maturity of this Series 1999A-_ Note, this Series 1999A-_ Note thereafter no longer being secured by the Indenture or being deemed to be outstanding thereunder; and for the other terms and provisions thereof. References in this Series 1999A-_ Note to the name "Student Loan Funding 1999-A/B Trust" or to the term "Issuer" shall mean the Co-Owner Trustee, not in its individual capacity, but solely as Co-Owner Trustee of the Issuer.

      Words and terms used as defined words and terms in this Series 1999A-_ Note and not otherwise defined herein shall have the meanings given them in the Indenture.

      The principal of and interest and Carryover Interest, if any, on the Series 1999A-_ Notes are limited obligations of the Issuer payable only out of the Trust Estate, as and to the extent set forth in the Indenture, and are secured by a pledge of, lien on, security interest in and assignment of the Trust Estate, subject to the provisions of the Indenture permitting the application thereof for the purposes and on the terms and conditions set forth in the Indenture.

      THE INTEREST ACCRUAL PERIOD, THE APPLICABLE SERIES INTEREST RATE, THE NET LOAN RATE, THE METHOD OF DETERMINING THE SERIES INTEREST RATE ON EACH OF THE SERIES 1999A-_ NOTES, THE DISTRIBUTION OF PRINCIPAL OF AND INTEREST AND CARRYOVER INTEREST, IF ANY, ON THIS SERIES 1999A-_ NOTE AND REDEMPTION OF THIS SERIES 1999A-_ NOTE WILL BE DETERMINED IN ACCORDANCE WITH THE TERMS, CONDITIONS AND PROVISIONS OF THE INDENTURE AND THE CALCULATION AGENT AGREEMENT, TO WHICH TERMS, CONDITIONS AND PROVISIONS SPECIFIC REFERENCE IS HEREBY MADE, AND ALL OF WHICH TERMS, CONDITIONS AND PROVISIONS ARE HEREBY SPECIFICALLY INCORPORATED HEREIN BY REFERENCE.

      No covenant or agreement contained in this Series 1999A-_ Note or in the Indenture shall be deemed to be a covenant or agreement of any director, officer, agent or employee of the Issuer in his or her individual capacity, and none of such directors, officers, agents or employees nor any person executing this Series 1999A-_ Note on behalf of the Issuer shall be liable personally on this Series 1999A-_ Note or be subject to any personal liability or accountability by reason of the issuance of this Series 1999A-_ Note.

      If an Event of Default occurs, the principal of and interest on all Notes issued under the Indenture may be declared due and payable upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture and the rights and obligations of the Issuer, each Eligible Lender Trustee, the Indenture Trustee and the registered owner hereof may be modified or amended in the manner and subject to the conditions set forth in the Indenture.

      Except when this Series 1999A-_ Note is held in a Book-entry System, this Series 1999A-_ Note is transferable by the registered owner hereof or its attorney duly authorized in writing at the principal corporate trust office of the Indenture Trustee, upon surrender of this Series 1999A-_ Note, accompanied by a duly executed instrument of transfer in the form set forth herein, with signature guaranteed in a manner satisfactory to the Indenture Trustee, subject to such reasonable regulations as the Issuer or the Indenture Trustee may prescribe, and upon payment of any tax, fee or other governmental charge incident to such transfer. Upon any such transfer there shall be issued in the name of the transferee a new fully registered Series 1999A-_ Note or Series 1999A-_ Notes of Authorized Denominations of the same aggregate principal amount and date as this Series 1999A-_ Note. The person in whose name this Series 1999A-_ Note is registered shall be deemed the owner hereof for all purposes, and the Issuer, the Indenture Trustee and any other designated Authenticating Agent shall not be affected by any notice to the contrary.

      The Series 1999A-_ Notes are issuable only as fully registered notes in Authorized Denominations. Except when this Series 1999A-_ Note is held in a Book-entry System and subject to the limitations and upon payment of the charges, if any, provided in the Indenture, Series 1999A-_ Notes may be exchanged at said office of the Indenture Trustee for a like aggregate principal amount of Series 1999A-_ Notes of the same date and series of other Authorized Denominations.

      In any case where the date fixed for the payment of principal of or interest or Carryover Interest on this Series 1999A-_ Note shall not be a Business Day, then payment of such principal or interest or Carryover Interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date fixed for the payment thereof.

      It is hereby certified, recited and declared that all acts, conditions and things required to have happened, to exist and to have been performed precedent to and in the issuance of this Series 1999A-_ Note and the issue of which it is one, have happened, exist and have been performed in regular and due time, form and manner as required by law; and that this Series 1999A-_ Note and the issue of which it is one do not exceed any limitations of indebtedness prescribed by law or otherwise applicable to the Issuer.

      This Series 1999A-_ Note shall not be entitled to any benefit under the Indenture, or become valid or obligatory for any purpose, until the certificate of authentication and registration hereon endorsed shall have been signed by the Indenture Trustee or the Authenticating Agent.

      This Series 1999A-_ Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Ohio.

      IN WITNESS WHEREOF, the Issuer has caused this Series 1999A-_ Note to be executed in its name and on its behalf by the facsimile signatures of two Authorized Officers of the Issuer.


                       STUDENT LOAN FUNDING 1999-A/B Trust
                     By Firstar Bank, National Association,
         not in its individual capacity, but solely as co-owner trustee of the Issuer on behalf of the Issuer



     BY: [FACSIMILE SIGNATURE]                      BY: [FACSIMILE SIGNATURE]
         -----------------------                        -----------------------

            [FORM OF CERTIFICATE OF AUTHENTICATION AND REGISTRATION]

      This is one of the Series 1999A-_ Notes described in the within mentioned Indenture, and has been registered this date:


Date of Registration and Authentication:  _______________________


                                           FIRSTAR BANK, NATIONAL ASSOCIATION,
                                           as Indenture Trustee


                                           By _________________________________
                                                  Authorized Signatory




                        [Form of Assignment for Transfer]

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________ (Tax Identification or Social Security Number:
_______________) the within Student Loan Senior Asset-Backed Note, Series 1999A-_ (LIBOR Rate), of Student Loan Funding 1999-A/B Trust, and hereby irrevocably constitutes and appoints _______________ attorney to transfer said Note on the registry books kept by the Indenture Trustee for that purpose with full power of substitution in the premises.


Dated_______________                              ______________________________
                                                  Signature


      NOTE: The signature to the assignment must correspond to the name as written on the face of this Note in every particular, without any alteration or change whatsoever.


Signature Guarantee:______________________________

                                    EXHIBIT C


                            FORM OF SUBORDINATE NOTE
                            ------------------------


THE INTEREST ON THIS SERIES 1999B-1 NOTE IS NOT EXCLUDABLE FROM GROSS INCOME FOR FEDERAL INCOME TAX PURPOSES.

Registered                                                            Registered
No. C-__                                                             $54,500,000


                       STUDENT LOAN FUNDING 1999-A/B Trust
                      STUDENT LOAN SENIOR ASSET-BACKED NOTE
                                 SERIES 1999B-1
                                  (LIBOR RATE)

Dated: ___________, 1999                                   CUSIP: ______________

Interest Rate: As Herein Provided         Legal Final Maturity: ________________

      Student Loan Funding 1999-A/B Trust, a common law (as opposed to statutory) trust created under the laws of the State of Delaware (herein called the "Issuer"), by Firstar Bank, National Association, a national banking association duly organized and existing under the laws of the United States, not in its individual capacity, but solely as co-owner trustee of the Issuer on behalf of the Issuer (the "Co-Owner Trustee"), hereby acknowledges itself indebted and, for value received, hereby promises to pay (but only out of the Trust Estate) to

                                   CEDE & CO.

or registered assigns, on the Legal Final Maturity stated above (subject to prior redemption referred to herein), the principal sum of

                     _______________________________ DOLLARS

in lawful money of the United States of America; and to pay interest thereon at the Series Interest Rate applicable for each Interest Accrual Period on the dates as provided herein (but only out of said Trust Estate) in like lawful money.

      This Series 1999B-1 Note is one of a duly authorized issue of notes of the Issuer designated as "Student Loan Funding 1999-A/B Trust Student Loan Subordinate Asset-Backed Notes, Series 1999B-1 (LIBOR Rate)" in the aggregate principal amount of $_______________ (this series herein referred to as the "Series 1999B-1 Notes"), issued (a) pursuant to a resolution duly adopted by the board of directors of the Issuer authorizing the issuance of the Series 1999B-1 Notes and (b) under an Indenture of Trust, dated as of ________ 1, 1999 (the "Base Indenture"), and a Terms Supplement, dated as of even date with the Base Indenture (the "Terms Supplement"), as such Base Indenture and Terms Supplement is supplemented or amended from time to time (the "Indenture"), each by and among the Issuer, Firstar Bank, National Association, as initial eligible lender trustee on behalf of the Issuer (the "Initial Co-Owner Eligible Lender Trustee" and together with any other eligible lender trustee, each an "Eligible Lender Trustee"), and Firstar Bank, National Association, as indenture trustee (the "Indenture Trustee"). The Series 1999B-1 Notes are issued simultaneously with and on a basis subordinate to the Issuer's $___________ Student Loan Senior Asset-Backed Notes, Series 1999A-1 (LIBOR Rate) (the "Series 1999A-1 Notes"), and the Issuer's $__________ Student Loan Senior Asset-Backed Notes, Series 1999A-2 (LIBOR Rate) (the "Series 1999A-2 Notes", and together with the Series 1999A-1 Notes, the "Series 1999A Notes", and collectively with the Series 1999B-1 Notes, the "Notes").

      Reference is hereby made to the Indenture, a copy of which is on file with the Indenture Trustee, and to all of the provisions thereof, to all of which provisions the Holder of this Series 1999B-1 Note, by acceptance hereof, hereby assents and agrees, for definitions of terms; the descriptions of and the nature and extent of the security for the Series 1999B-1 Notes; the student loan purchase program being financed by the issuance of the Series 1999B-1 Notes; the revenues and other assets pledged (the "Trust Estate") to the payment of the principal of and interest on the Series 1999B-1 Notes (subject to the prior rights of the Indenture Trustee to any realization from the Indenture Trustee's lien on and security interest in the Trust Estate for payment of its fees and expenses, the fees and expenses of each Eligible Lender Trustee and for payment of the principal of and interest on the Series 1998A Notes); the nature and extent and manner of enforcement of the pledge; the conditions upon which the Indenture may be amended or supplemented with or without the consent of the Holders of the Series 1999B-1 Notes; the rights and remedies of the Holders of the Directing Notes, including the limitations therein contained upon the right of a Holder to institute any suit, action or proceeding in equity or at law with respect hereto and thereto; the rights, duties and obligations of the Issuer, each Eligible Lender Trustee and the Indenture Trustee thereunder; the terms and provisions upon which the liens, pledges, charges, trusts, security interests, assignments and covenants made therein may be discharged at or prior to the maturity of this Series 1999B-1 Note, this Series 1999B-1 Note thereafter no longer being secured by the Indenture or being deemed to be outstanding thereunder; and for the other terms and provisions thereof. References in this Series 1999A-1 Note to the name "Student Loan Funding 1999-A/B Trust" or to the term "Issuer" shall mean the Co-Owner Trustee, not in its individual capacity, but solely as Co-Owner Trustee of the Issuer.


      Words and terms used as defined words and terms in this Series 1999B-1 Note and not otherwise defined herein shall have the meanings given them in the Indenture.

      The principal of and interest and Carryover Interest, if any, on the Series 1999B-1 Notes are limited obligations of the Issuer payable only out of the Trust Estate, as and to the extent set forth in the Indenture, and are secured by a pledge of, lien on, security interest in and assignment of the Trust Estate, subject to the provisions of the Indenture permitting the application thereof for the purposes and on the terms and conditions set forth in the Indenture.

      THE INTEREST ACCRUAL PERIOD, THE APPLICABLE SERIES INTEREST RATE, THE NET LOAN RATE, THE METHOD OF DETERMINING THE SERIES INTEREST RATE ON EACH OF THE SERIES 1999B-1 NOTES, THE DISTRIBUTION OF PRINCIPAL OF AND INTEREST AND CARRYOVER INTEREST, IF ANY, ON THIS SERIES 1999B-1 NOTE AND THE REDEMPTION OF THIS SERIES 1999B-1 NOTE WILL BE DETERMINED IN ACCORDANCE WITH THE TERMS, CONDITIONS AND PROVISIONS OF THE INDENTURE, TO WHICH TERMS, CONDITIONS AND PROVISIONS SPECIFIC REFERENCE IS HEREBY MADE, AND ALL OF WHICH TERMS, CONDITIONS AND PROVISIONS ARE HEREBY SPECIFICALLY INCORPORATED HEREIN BY REFERENCE.

      No covenant or agreement contained in this Series 1999B-1 Note or in the Indenture shall be deemed to be a covenant or agreement of any director, officer, member, agent or employee of the Issuer in his or her individual capacity, and none of such directors, officers, agents or employees nor any person executing this Series 1999B-1 Note on behalf of the Issuer shall be liable personally on this Series 1999B-1 Note or be subject to any personal liability or accountability by reason of the issuance of this Series 1999B-1 Note.

      If an Event of Default occurs, the principal of and interest on all Notes issued under the Indenture may be declared due and payable upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture and the rights and obligations of the Issuer, each Eligible Lender Trustee, the Indenture Trustee and the registered owner hereof may be modified or amended in the manner and subject to the conditions set forth in the Indenture.

      Except when this Series 1999B-1 Note is held in a Book-entry System, this Series 1999B-1 Note is transferable by the registered owner hereof or its attorney duly authorized in writing at the principal corporate trust office of the Indenture Trustee, upon surrender of this Series 1999B-1 Note, accompanied by a duly executed instrument of transfer in the form set forth herein, with signature guaranteed in a manner satisfactory to the Indenture Trustee subject to such reasonable regulations as the Issuer or the Indenture Trustee may prescribe, and upon payment of any tax, fee or other governmental charge incident to such transfer. Upon any such transfer there shall be issued in the name of the transferee a new fully registered Series 1999B-1 Note or Series 1999B-1 Notes of

Authorized Denominations of the same aggregate principal amount and date as this Series 1999B-1 Note. The person in whose name this Series 1999B-1 Note is registered shall be deemed the owner hereof for all purposes, and the Issuer, the Indenture Trustee and any other designated Authenticating Agent shall not be affected by any notice to the contrary.

      The Series 1999B-1 Notes are issuable only as fully registered notes in Authorized Denominations. Except when this Series 1999B-1 Note is held in a Book-entry System and subject to the limitations and upon payment of the charges, if any, provided in the Indenture, Series 1999B-1 Notes may be exchanged at said office of the Indenture Trustee for a like aggregate principal amount of Series 1999B-1 Notes of the same date and series of other Authorized Denominations.

      In any case where the date fixed for the payment of principal of or interest or Carryover Interest on this Series 1999B-1 Note shall not be a Business Day, then payment of such principal or interest or Carryover Interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date fixed for the payment thereof.

      It is hereby certified, recited and declared that all acts, conditions and things required to have happened, to exist and to have been performed precedent to and in the issuance of this Series 1999B-1 Note and the issue of which it is one, have happened, exist and have been performed in regular and due time, form and manner as required by law; and that this Series 1999B-1 Note and the issue of which it is one do not exceed any limitations of indebtedness prescribed by law or otherwise applicable to the Issuer.

      This Series 1999B-1 Note shall not be entitled to any benefit under the Indenture, or become valid or obligatory for any purpose, until the certificate of authentication and registration hereon endorsed shall have been signed by the Indenture Trustee or the Authenticating Agent.

      This Series 1999B-1 Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Ohio.

      IN WITNESS WHEREOF, the Issuer has caused this Series 1999B-1 Note to be executed in its name and on its behalf by the facsimile signatures of two Authorized Officers of the Issuer.


                       STUDENT LOAN FUNDING 1999-A/B Trust
                     By Firstar Bank, National Association,
         not in its individual capacity, but solely as co-owner trustee of the Issuer on behalf of the Issuer



      BY: [FACSIMILE SIGNATURE]                   BY: [FACSIMILE SIGNATURE]
          ------------------------                    ------------------------

            [FORM OF CERTIFICATE OF AUTHENTICATION AND REGISTRATION]

      This is one of the Series 1999B-1 Notes described in the within mentioned Indenture, and has been registered this date:


Date of Registration and Authentication:  _______________________




                                          FIRSTAR BANK, NATIONAL ASSOCIATION,
                                          as Indenture Trustee


                                          By __________________________________
                                                 Authorized Signatory


                        [Form of Assignment for Transfer]

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________ (Tax Identification or Social Security Number:
_______________) the within Student Loan Subordinate Asset-Backed Note, Series 1999B-1 (LIBOR Rate), of Student Loan Funding 1999-A/B Trust, and hereby irrevocably constitutes and appoints _______________ attorney to transfer said Note on the registry books kept by the Indenture Trustee for that purpose with full power of substitution in the premises.


Dated_______________                             ______________________________
                                                 Signature


      NOTE: The signature to the assignment must correspond to the name as written on the face of this Note in every particular, without any alteration or change whatsoever.


Signature Guarantee:______________________________

                                    EXHIBIT D
                                    ---------

                                    [FORM OF]

                                INSTRUCTIONS FOR
                               PAYMENT OF INTEREST

                       Firstar Bank, National Association
                                425 Walnut Street
                             Cincinnati, Ohio 45202
                       Attention: Corporate Trust Services

      The undersigned is the registered owner of Student Loan Asset-Backed Note(s), Series 1999[A/B-_], of Student Loan Funding 1999-A/B Trust No(s). _____________ (the "Note(s)"), in an aggregate principal amount of $1,000,000 or more. Until further notice or until the undersigned ceases to be the registered owner of the Note(s), you are instructed to make payment of all interest due on the Note(s) on any date due by depositing or wiring immediately available funds on such date to the credit of the undersigned's Account No. ___________ with
__________________.

                                           Name  ______________________________


Date:____________________                  ____________________________________
                                                 Authorized Signature

                                           Signature Guaranteed:


                                           _____________________________________







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